UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 20, 2021

Kadmon Holdings, Inc.
(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37841	27-3576929
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

450 East 29th Street New York, NY		10016
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (833) 900-5366

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	KDMN	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 8.01.	Other Events.

As previously disclosed, on September 7, 2021, Kadmon Holdings, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Sanofi, a French societe anonyme (“Sanofi”) and Latour Merger Sub, Inc., a Delaware corporation and indirect wholly owned subsidiary of Sanofi (“Merger Subsidiary”), pursuant to which, on the terms and subject to the conditions set forth therein, Merger Subsidiary will merge with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Sanofi.  Upon completion of the Merger, each share of common stock of the Company, par value $0.001 per share (“Common Stock”), will be converted into the right to receive $9.50 in cash, without interest and subject to applicable withholding (the “Common Stock Merger Consideration”). Capitalized terms not otherwise defined herein have the meanings set forth in the Merger Agreement.  The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Merger Agreement, which is attached as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on September 8, 2021.

Expiration of HSR Waiting Period

The completion of the Merger is conditioned upon, among other things, the expiration or termination of any applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Waiting Period”), and, as of the end of the HSR Waiting Period, neither Sanofi nor the Company having received a standard form letter from the Federal Trade Commission Bureau of Competition (“FTC”), in the form announced and disclosed by the FTC on August 3, 2021 (a “Form Letter”) (or if such a Form Letter has been received prior to the end of the HSR Waiting Period, the Company and Sanofi having been notified by the FTC that such underlying investigation has been closed or otherwise resolved). The HSR Waiting Period expired on October 20, 2021 at 11:59 p.m. Eastern Time with neither the Company nor Sanofi having received a Form Letter from the FTC.

Notice to 2017 Warrant Holders of Anticipated Closing Date

On September 28, 2017, the Company issued certain Warrants to Purchase Common Stock (the “Warrants”), which are currently exercisable for shares of Common Stock at an exercise price per share of $3.35. The Warrants require that the Company provide each holder of such a Warrant with not less than ten business days prior notice of the anticipated consummation of such Fundamental Transaction (as defined in the Warrants), which notice may be provided by means of a press release and/or the filing of a Current Report on Form 8-K, and afford each such holder an opportunity to exercise such holder’s Warrants prior to the consummation of such Fundamental Transaction.

The Merger will constitute a Fundamental Transaction, as defined in the Warrants, and accordingly, the Company hereby notifies the holders of such Warrants that they are entitled to exercise their Warrants prior to the effective time of the Merger and receive the Common Stock Merger Consideration for each share of Common Stock issued upon such exercise.  If any Warrant remains unexercised at the effective time of the Merger, such Warrant shall, pursuant to Section 5(b) of such Warrant, be null, void and of no further force and effect as a result of the Merger.

Subject to the satisfaction or waiver of the conditions in the Merger Agreement (including the approval by the holders of a majority of the voting power of the outstanding shares of Company Common Stock and Company Preferred Stock, voting on an as converted to Company Common Stock basis, entitled to approve such matter), the parties anticipate that the Merger will close as soon as November 9, 2021.

The foregoing description of the Warrants does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the form of Warrant, which is attached as Exhibit 4.1 to the Company’s Current Report on Form 8-K filed with the SEC on September 28, 2017.

Forward-Looking Statements

This Form 8-K and the documents referred to herein contain forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements are statements that are not historical facts and may include projections and estimates and their underlying assumptions, statements regarding plans, objectives, intentions and expectations with respect to future financial results, events, operations, services, product development and potential, and statements regarding future performance. Forward-looking statements are generally identified by the words “expects”, “anticipates”, “believes”, “intends”, “estimates”, “plans”, “will be” and similar expressions. Although the Company’s management believes that the expectations reflected in such forward-looking statements are reasonable, investors are cautioned that forward-looking information and statements are subject to various risks and uncertainties, many of which are difficult to predict and generally beyond the Company’s control, that could cause actual results and developments to differ materially from those expressed in, or implied or projected by, the forward-looking information and statements. These risks and uncertainties include among other things, risks related to Parent and the Company’s ability to complete the transaction on the proposed terms or on the proposed timeline, including the receipt of required stockholder approvals, the possibility that competing offers will be made, other risks associated with executing business combination transactions, such as disruption from the proposed acquisition making it more difficult to conduct business as usual or to maintain relationships with customers, employees, manufacturers, suppliers or patient groups. While the list of factors presented here is representative, no list should be considered a statement of all potential risks, uncertainties or assumptions that could have a material adverse effect on the companies’ ability to consummate the Merger and/or their consolidated financial condition or results of operations. The foregoing factors should be read in conjunction with the risks and cautionary statements discussed or identified in the public filings with the SEC made by the Company, including those listed under “Risk Factors” and “Cautionary Statement Regarding Forward-Looking Statements” in the Company’s annual report on Form 10-K for the year ended December 31, 2020, quarterly reports on Form 10-Q and current reports on Form 8-K filed with the SEC. The forward-looking statements speak only as of the date hereof and, other than as required by applicable law, the Company does not undertake any obligation to update or revise any forward-looking information or statements.

Additional Information and Where to Find It

This communication may be deemed to be a solicitation material in respect of the proposed Merger. On October 4, 2021, the Company filed the Definitive Proxy Statement with the SEC in connection with the solicitation of proxies for a special meeting to be held on November 5, 2021. The Definitive Proxy Statement and a proxy card have been mailed to each stockholder of the Company entitled to vote at the meeting. STOCKHOLDERS OF THE COMPANY ARE ADVISED TO READ THE DEFINITIVE PROXY STATEMENT FOR THE MERGER, AND ANY AMENDMENT OR SUPPLEMENT THERETO THAT MAY BE FILED WITH THE SEC, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE MERGER. All such documents, when filed, may be obtained free of charge at the SEC’s website (http://www.sec.gov) or upon request by contacting the Company, Investor Relations, by telephone at 1-833-900-5366 or via email at investors@kadmon.com.  The Company’s filings with the SEC are also available on the Company’s website at https://investors.kadmon.com/.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders with respect to the Merger. Information about the Company’s directors and executive officers and their ownership of the Company’s common stock is set forth in the proxy statement on Schedule 14A filed with the SEC on April 1, 2021 and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020. To the extent that such individual’s holdings of the Company’s common stock have changed since the amounts printed in the Company’s proxy statement, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Information regarding the identity of the potential participants, and their direct or indirect interests in the Merger, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with SEC in connection with the Merger.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

KADMON HOLDINGS, INC.

Date: October 21, 2021	By:	/s/ Harlan W. Waksal
Harlan W. Waksal, M.D.
President and Chief Executive Officer